Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zebra Technologies Corporation (the “Company”) on Form 10-Q for the period that ended June 29, 2019, as filed with the Securities and Exchange Commission on the date hereof, I, Olivier Leonetti, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    July 30, 2019    By: /s/ Olivier Leonetti
Olivier Leonetti
Chief Financial Officer